Schedule of financial leverage ratios (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Total borrowings	$ 1,438	$ 1,614	$ 1,947	$ 2,177
Less: cash and cash equivalents, and financial assets at fair value through profit and loss	(568)	(466)
Net debt	870	1,148
Total capital attributable to owners	$ 2,655	$ 2,576
Leverage ratio	32.77%	44.57%